UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

THE MAJESTIC STAR CASINO, LLC
THE MAJESTIC STAR CASINO CAPITAL CORP.
MAJESTIC STAR CASINO CAPITAL CORP. II
(Exact Name of Registrant as Specified in Charter)

Indiana Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 20-3879309 (IRS Employer Identification No.)

301 Fremont Street, 12th Floor
Las Vegas, Nevada 89101
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (702) 388-2400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 9, 2004, The Majestic Star Casino, LLC (the “Company”) entered into the Fourth Amended and Restated Operating Agreement (the “Operating Agreement”).  The material changes from the prior operating agreement were to create a Board of Directors of the Company, together with related provisions regarding its formation, organizational matters and responsibilities and corresponding revisions to the responsibilities of the manager of the Company.  The Operating Agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Effective March 23, 2009, the Company entered into the Amendment Number One to Fourth Amended and Restated Operating Agreement (the “First Amendment”), which: (1) makes permissive, rather than mandatory, the indemnification of employees against civil, criminal, administrative or investigative actions (collectively “Actions”); the indemnification of officers and directors, members and managers against Actions remains mandatory; (2) deletes the duty to indemnify the Company’s agents (i.e. attorneys and accountants); and (3) provides for the advancement of reasonable expenses, including attorney fees, incurred by an officer, director, member or manager who is eligible for indemnification, subject to specified conditions.  This foregoing summary is qualified in its entirety by the First Amendment attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Fourth Amended and Restated Operating Agreement of The Majestic Star Casino, LLC dated as of July 9, 2004.

Exhibit 3.2	Amendment Number One to Fourth Amended and Restated Operating Agreement of The Majestic Star Casino, LLC dated as of March 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 27, 2009		THE MAJESTIC STAR CASINO, LLC

	By:	/s/ Jon S. Bennett
Jon S. Bennett, Senior Vice President, Chief Financial Officer and Treasurer

THE MAJESTIC STAR CASINO CAPITAL CORP.

	By:	/s/ Jon S. Bennett
Jon S. Bennett, Senior Vice President, Chief Financial Officer and Treasurer

MAJESTIC STAR CASINO CAPITAL CORP. II

	By:	/s/ Jon S. Bennett
Jon S. Bennett, Senior Vice President, Chief Financial Officer and Treasurer

 EXHIBIT INDEX

Number                                 Description

3.1	Fourth Amended and Restated Operating Agreement of The Majestic Star Casino, LLC dated as of July 9, 2004.

3.2	Amendment Number One to Fourth Amended and Restated Operating Agreement of The Majestic Star Casino, LLC dated as of March 23, 2009.